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                                                                   EXHIBIT 10(h)

                                PROMISSORY NOTE



$325,000                                         June 21, 1993

FOR VALUE RECEIVED, UPON DEMAND, the undersigned promises to pay to PURITAN-BENNETT CORPORATION, a Delaware Corporation, or order at 9401 Indian Creek Parkway, Overland Park, Kansas, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of $325,000.00 without interest thereon until the first to occur of the following events:

  1. Sales of real property located at 140 Forest Street, Wellesley Hills, MA 02181; or

  2.  Alexander R. Rankin ceases to be employed by PURITAN-BENNETT CORPORATION.

Thereafter, at a rate of 1% in excess of the Prime Rate in effect on the date hereinabove written. As used herein, the term "Prime Rate" shall mean the prime commercial lending rate of interest announced by Commerce Bank at its office in Kansas City, Missouri. Interest shall be paid semiannually beginning six months from the date of the first to occur event hereinabove described.

Any amounts not paid when due shall bear interest after default at the maximum rate allowed by law per annum. It is agreed that should this note be placed in the hands of an attorney for collection, the makers hereunder shall pay in addition to the principal and interest due all costs of collection and a reasonable attorney's fee. The makers hereby waive notice of nonpayment, protest, notice of protest and any or all lack of diligence or delays in collection which may occur.


PAID IN FULL THIS AUGUST 10, 1993
                                      /s/ Alexander R. Rankin
                                      -----------------------
                                      ALEXANDER R. RANKIN
PURITAN-BENNETT CORPORATION
                                      /s/ Suzanne D.Rankin
                                      --------------------
                                      SUZANNE D. RANKIN

By /s/ Derl S. Treff
   -----------------
   Derl S. Treff, Treasurer